UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2014

SMSA Gainesville Acquisition Corp.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53803

Nevada	27-0984261
(State of incorporation)	(IRS Employer ID Number)

2100 McKinney Ave, Suite 1780, Dallas, Texas 75201

(Address of principal executive offices)

(469) 606-4521

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 6, 2014, SMSA Gainesville Acquisition Corp. (the “Company”) filed an amendment to its Articles of Incorporation (the “Amendment”) with the Nevada Secretary of State to change the Company’s name to Titanium Healthcare, Inc.

The Company’s Board of Directors had previously adopted and stockholders holding the requisite number of the Company’s outstanding voting shares had approved the name change by written consent. In addition, the Company changed its symbol to “TIHC” and has notified the Financial Industry Regulatory Authority (FINRA) of its name and symbol change, and has received confirmation from FINRA that it has completed its review of the Company’s name and symbol change request. The Company has also been assigned a new CUSIP number – 88834A 104. The name and symbol changes, and new CUSIP number are in effect. No action is required by Company stockholders.

A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment No. 2 to Articles of Incorporation*

_________

*Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA GAINESVILLE ACQUISITION CORP.

Dated: October 9, 2014	By	/s/ Chuck Talley
Chuck Talley
Chief Financial Officer